                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                Alleghany Funds
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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

                                Alleghany Funds
                 Alleghany/Chicago Trust Small Cap Value Fund
                            171 North Clark Street
                            Chicago, Illinois 60601

Dear Fellow Shareholder:

We are pleased to enclose a Notice, Proxy Statement and proxy card for a Special Meeting of Shareholders of Alleghany/Chicago Trust Small Cap Value Fund (the "Fund") a series of Alleghany Funds (the "Company"). The meeting is scheduled to be held at 10:00 a.m., May 11, 2001 at the offices of the Company, 171 North Clark Street, 9th Floor, Chicago, Illinois.

We are asking shareholders of the Fund to approve a new investment advisory agreement with TAMRO Capital Partners LLC. The new investment advisory agreement is substantially similar to the Fund's current investment advisory agreement except for the entity serving as adviser, the dates of execution and termination and a reduction in advisory fees paid by the Fund. To aid you in understanding the proposal, we have also enclosed a Questions & Answers section regarding the proposal.

The Board of Trustees has carefully reviewed the new adviser and new investment advisory agreement and believes that the shareholders would be better served by the resources available with the new adviser, which is an affiliate of the existing investment adviser. Therefore, the Board unanimously approved the new investment advisory agreement and recommends that you vote "FOR" the new agreement.

YOUR VOTE IS IMPORTANT! Please review the attached proxy statement carefully. Enclosed is a proxy card that we ask you to complete, sign, date and return the proxy card as soon as possible in the postage-paid envelope. Thank you for your attention and your vote with regard to these important proposals. Please call shareholder services at (800) 992-8151 if you need more information.

Sincerely,

/S/ KENNETH C. ANDERSON

Kenneth C. Anderson
President

                                                             April 18, 2001

       IMPORTANT NEWS FOR SHAREHOLDERS OF ALLEGHANY/CHICAGO TRUST SMALL
                                CAP VALUE FUND

     While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting your Fund which will require a shareholder vote.

                             QUESTIONS AND ANSWERS

Q:   What is happening?

     A: On March 15, 2001, the Board of Trustees approved a new investment advisory agreement with TAMRO Capital Partners LLC ("TAMRO"). Currently, The Chicago Trust Company ("Chicago Trust") serves as the Fund's investment adviser. Both Chicago Trust and TAMRO are wholly owned subsidiaries of ABN AMRO North America Newco, Inc. Subject to shareholder approval of the new investment advisory agreement, TAMRO will become the Fund's investment adviser.

          The following pages give you additional information about the new investment advisory agreement and certain other matters.

          The Board of Trustees, including those Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended) of the Fund and the adviser or any of its affiliates, unanimously recommends that you vote FOR approval of the new investment advisory agreement with TAMRO.

Q: Why is the Board of Trustees recommending that an affiliated entity become the new investment adviser to the Fund?

     A: The Board of Trustees believes that shareholders will benefit from additional investment advisory resources available at TAMRO, which will augment the services currently provided to the Fund. In addition, shareholders will benefit from a reduction in advisory fees.

Q:   Why am I being asked to vote on a new investment advisory agreement?

     A: Although another affiliate will assume the investment advisory function on basically the same substantive terms, the Investment Company Act of 1940, as amended, which regulates investment companies such as your Fund, requires a shareholder vote to approve such a new investment advisory agreement. The new investment advisory agreement is substantially identical to the existing investment advisory agreement, except for the entity serving as adviser, dates of execution and termination and a reduction in advisory fees paid by the Fund.

Q:   How does the Board of Trustees recommend that I vote?

     A: After careful consideration, the Board of Trustees, including those Trustees who are not affiliated with your Fund and the adviser or any affiliate of the adviser, recommend that you vote FOR the proposal on the enclosed proxy card.

Q:   Whom do I call for more information?

     A:  Please call shareholder services at (800) 992-8151.

                                Alleghany Funds
                             171 North Clark Street
                            Chicago, Illinois 60601

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                OF ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND
                           To be held on May 11, 2001

To the Shareholders of Alleghany/Chicago Trust Small Cap Value Fund:

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of Alleghany/Chicago Trust Small Cap Value Fund (the "Fund"), a series of Alleghany Funds (the "Company"), a Delaware business trust, will be held at the offices of the Company, 171 North Clark Street, 9th Floor, Chicago, Illinois on May 11, 2001 at 10:00 a.m. Central Time (the "Special Meeting") for the following purposes:

1. To approve or disapprove a new investment advisory agreement for the Fund with TAMRO Capital Partners, LLC.

2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The Board of Trustees has fixed the close of business on April 3, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                    By order of the Board of Trustees
                                    Gerald Dillenburg
                                    Vice President, Secretary and Treasurer

April 18, 2001

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH ON THE INSIDE COVER OF THIS NOTICE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                            INSTRUCTIONS FOR VOTING

     If you plan to vote by mail, the following general rules will help you to properly sign your proxy card. Please read carefully because if you do not sign your proxy card properly your vote will be invalidated.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Both parties must sign and the name of each party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


Registration                                    Valid Signature

Corporate Accounts

(1)  ABC Corp.                                  ABC Corp. by
                                                       John Doe, Treasurer

(2)  ABC Corp.                                  John Doe
          John Doe, Treasurer

(3)  ABC Corp. Profit Sharing Plan              John Doe

Trust Accounts

(1)  ABC Trust                                  Jane B. Doe, Trustee

(2)  Jane B. Doe, Trustee                       Jane B. Doe
          u/t/d/ 12/28/78

Custodial or Estate Accounts

(1)  John B. Smith, Cust.                       John B. Smith
          f/b/o John B. Smith, Jr. UGMA

(2)  Estate of John B. Smith                    John B. Smith, Jr., Executor

                                Alleghany Funds
                            171 North Clark Street
                            Chicago, Illinois 60601

                        SPECIAL MEETING OF SHAREHOLDERS
                OF ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND

                                April 18, 2001


                                PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Alleghany Funds (the "Company") for Alleghany/Chicago Trust Small Cap Value Fund (the "Fund"), for use at a Special Meeting of Shareholders of the Fund to be held at 10:00 a.m. Central Time on May 11, 2001 at the offices of the Company, 171 North Clark Street, 9th Floor, Chicago, Illinois, 60601, and any adjournments thereof (the "Special Meeting"). A Notice of Special Meeting and proxy card accompany this Proxy Statement. This Proxy Statement and the accompanying Notice of Special Meeting and proxy card are first being mailed to shareholders on or about April 18, 2001. In addition to solicitations of proxies by mail, proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers and employees of the Company; PFPC Inc., the Company's transfer agent; or other representatives of the Company. The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by the Fund. The Fund's most recent annual report is available upon request without charge by writing the Company at P.O. Box 5164, Westborough, MA 01581 or calling 800 992-8151.

     If each enclosed proxy card is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the proxy will be voted in accordance with the instructions marked thereon. If no direction is indicated, it will be voted FOR the proposal listed in the accompanying Notice of Special Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Special Meeting.

     Under the Company's Trust Instrument dated September 8, 1993, a quorum of shareholders is constituted by the presence in person or by proxy of the holders of one third (33 1/3%) of the outstanding shares of the Fund entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Company from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment if they determine that such adjournment and additional solicitation are reasonable and in the best interests of the Fund. The Fund will pay the costs of preparing and distributing to shareholders additional proxy materials, if required in connection with any adjournment. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy.

     The proposal requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund. The term "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "1940 Act") and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Fund. Abstentions and broker non-votes will have the effect of a "no" vote on the proposal.

     The Board of Trustees has fixed the close of business on April 3, 2001, as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting and all adjournments thereof. At the close of business on the Record Date there were 3,657,911.518 Class N Shares of the Fund outstanding. As of the Record Date, to the best knowledge of the management of the Fund, the shareholders shown on Appendix 1 to this Proxy Statement owned of record or beneficially 5% or more of the shares of any class of the Fund. As of April 3, 2001, the officers and Trustees of the Company as a group beneficially owned less than 1% of the shares of the Fund.

     In order that your shares may be represented at the Special Meeting, you are requested to:

     --indicate your instructions on the enclosed proxy card;

     --date and sign the proxy card;

     --mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

     --allow sufficient time for the proxy card to be received on or before 10:00 a.m. Central Time on May 11, 2001.

                                PROPOSAL NO. 1

         TO APPROVE OR DISAPPROVE A NEW INVESTMENT ADVISORY AGREEMENT
                                 FOR THE FUND

Introduction

     On March 15, 2001, the Board of Trustees approved a new investment advisory agreement with TAMRO Capital Partners LLC ("TAMRO"). Currently, The Chicago Trust Company ("Chicago Trust") serves as the Fund's investment adviser under an investment advisory agreement with the Fund (the "Existing Investment Advisory Agreement"). If approved by shareholders, TAMRO will become the new adviser for the Fund. Chicago Trust and TAMRO are both wholly owned subsidiaries of ABN AMRO North America Newco, Inc. ("ABN AMRO"). Phillip Tasho, who is also the portfolio manager for Alleghany/TAMRO Large Cap Value Fund and Alleghany/TAMRO Small
Cap Fund, will lead the team responsible for the day-to-day management of the Fund. Mr. Tasho has 20 years of investment management experience. Prior to his affiliation with TAMRO in 2000, Mr. Tasho was Chairman, Chief Executive Officer and Chief Investment Officer of Riggs Investment Management Company. Mr. Tasho will perform the same duties for the Fund as for Alleghany/TAMRO Large Cap Value Fund and Alleghany/TAMRO Small Cap Fund.

     The Board of Trustees of the Company is submitting for approval by the shareholders of the Fund a new investment advisory agreement with the Fund and TAMRO (the "New Investment Advisory Agreement"). The New Investment Advisory Agreement is substantially identical to the Existing Investment Advisory Agreement, except for the entity serving as adviser, the dates of execution and termination and a reduction in advisory fees paid by the Fund. The advisory fee under the New Investment Advisory Agreement is 0.90% down from 1.00% under the Existing Investment Advisory Agreement. However this reduction in fee will not result in any decrease in the level of services provided to the Fund. The description of the New Investment

Advisory Agreement, which is set forth below, is qualified in its entirety by reference to the Form of New Investment Advisory Agreement, a copy of which is attached to this Proxy Statement as Exhibit A.

Board's Recommendation

     On March 15, 2001, the Board of Trustees met and the Trustees, including the Trustees who are not "interested persons" (as defined under the 1940 Act) of the Company, TAMRO and its affiliates, ("Disinterested Trustees"), unanimously voted to approve the New Investment Advisory Agreement and to recommend its approval to the shareholders of the Fund.

Board Evaluation

     On March 15, 2001, the Board of Trustees met to consider the New Investment Advisory Agreement. The Board of Trustees had the assistance of legal counsel who provided advice on, among other things, the Board's fiduciary obligation in considering the proposed New Investment Advisory Agreement. At least 75% of the Trustees are Disinterested Trustees.

     In evaluating the proposed New Investment Advisory Agreement, the Board of Trustees reviewed materials furnished by management and Fund counsel. The Board of Trustees reviewed information about TAMRO, including its personnel, operations, and financial condition. The Board of Trustees reviewed information regarding the investment performance of TAMRO on an absolute basis and compared to other investment advisers (the "peer group") and the fees and expenses received by TAMRO compared to its peer group. The Board of Trustees also considered the anticipated profitability of the New Investment Advisory Agreement.

     The Board of Trustees specifically considered the following as relevant to its recommendation: (1) that the terms of the New Investment Advisory Agreement are substantially identical to the Existing Investment Advisory Agreement except for the entity serving as adviser, different dates of execution and termination and a reduction in advisory fees; (2) the reduction in advisory fees paid by the Fund under the New Investment Advisory Agreement will result in an advisory fee of 0.90%; down from 1.00% under the Existing Investment Advisory Agreement; (3) the reduction in advisory fee will not result in any decrease in the level of services provided to the Fund; the financial strength and investment advisory resources of TAMRO; (5) the favorable reputation, qualifications and background of TAMRO, as well as the qualifications of its personnel; (6) the experience of TAMRO with other U.S. registered investment companies, including Alleghany/TAMRO Large Cap Value Fund and Alleghany/TAMRO Small Cap Fund; (7) TAMRO's ability to provide quality investment advisory and other services; (8) no change in the contractual expense limitation of 1.40%; (9) that the fees and expense ratio of the Fund are reasonable given the quality of services expected to be provided and are comparable to the fees and expense ratios of similar mutual funds; (10) the relative performance of the Fund since commencement of operations to comparable mutual funds and unmanaged indices; and (11) other factors deemed relevant by the Trustees.

     Based upon its evaluation of all relevant factors, the Board of Trustees concluded that shareholders should benefit from the additional investment advisory resources available at TAMRO and from the reduction in advisory fees and that the New Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

                      THE BOARD RECOMMENDS THAT YOU VOTE
                 "FOR" THE NEW INVESTMENT ADVISORY AGREEMENT.

Description of Existing Investment Advisory Agreement

     Pursuant to the Existing Investment Advisory Agreement, Chicago Trust serves as the investment adviser for the Fund. Chicago Trust provides an investment program for the Fund in accordance with the Fund's investment policies, limitations and restrictions, and furnishes executive, administrative and clerical services required for the transaction of the Fund's business.

     For the investment advisory services provided to the Fund, Chicago Trust receives a monthly fee based on the Fund's average daily net assets. The annual fee rate for the Fund is 1.00%. Chicago Trust was paid by the Fund $428,290 in aggregate advisory fees during the fiscal year ended October 31, 2000. The New Investment Advisory Agreement has a lower advisory fee than the Existing Investment Advisory Agreement and will be subject to the same contractual expense limitation of 1.40% that is currently in place through December 31, 2001.

     Under the terms of the Existing Investment Advisory Agreement, Chicago Trust is not liable to the Fund for any error of judgment, mistake of law or any other act or omission in the course of rendering investment advisory services, including any losses sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard by Chicago Trust of its duties under the agreement.

     The Existing Investment Advisory Agreement may be terminated without penalty upon sixty (60) days' written notice by the Fund, upon the vote of a majority of Trustees or by a vote of the majority of the Fund's outstanding voting securities, and by Chicago Trust.

     The Existing Investment Advisory Agreement is dated February 1, 2001 and was last submitted to a shareholder vote on January 17, 2001. The most recent action taken by the Board with respect to the Existing Investment Advisory Agreement was November 21, 2000 in connection with the change of control resulting from the acquisition of Alleghany Asset Management, Inc., predecessor of ABN AMRO, by ABN AMRO North America Holding Company.

The New Investment Advisory Agreement

     The New Investment Advisory Agreement for the Fund will be dated as of May 11, 2001. The New Investment Advisory Agreement will be in effect for an initial term ending on December 31, 2001 and to be continued thereafter from year to year if specifically approved by a vote of a majority of the outstanding voting securities of the Fund, or by the Board of Trustees and, in either event, by a vote of a majority of Disinterested Trustees, cast in person at a meeting called for such purpose. In the event that shareholders do not approve the New Investment Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

Differences Between the Existing and New Investment Advisory Agreements

     The New Investment Advisory Agreement is substantially identical to the Existing Investment Advisory Agreement, except for the investment adviser and the dates of execution and termination. In addition, the advisory fees paid by the Fund will be 0.90% under the New Investment Advisory Agreement instead of 1.00% under the Existing Investment Advisory Agreement.

Description of New Adviser

     TAMRO: ABN AMRO owns all of the capital interests of TAMRO, which was founded in May 2000. The principal business address of TAMRO is 1660 Duke Street, Alexandria, VA 22314.

     Exhibit B contains tables listing the directors and principal executive officers of TAMRO and their principal occupations. Unless otherwise noted, the business address of each person is the same as the principal business address of TAMRO. None of the trustees or officers of the Company are employees, officers, directors or shareholders of TAMRO, except Stuart D. Bilton, Chairman and Trustee of the Company, who is a Director of TAMRO. Exhibit C sets forth the fees and other information regarding investment companies advised by TAMRO that have similar investment objectives to the Fund.

Required Vote

     Approval of this proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as more fully described above.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

     Under Delaware law, the Company is not required to hold annual shareholders' meetings, but it will hold special meetings as required or deemed desirable, or upon the request of holders of at least 10% of the Company's shares. Since the Company does not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. Any shareholder who wishes to submit a proposal for consideration at a subsequent shareholders' meeting should mail the proposal promptly to the Company. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934 and must be received by the Company within a reasonable time before the solicitation of proxies for that meeting. The timely submission of a proposal does not guarantee its inclusion.

                   OTHER MATTERS TO COME BEFORE THE MEETING

     The Board of Trustees is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

                         DISTRIBUTOR AND ADMINISTRATOR

     Set forth below are the names and addresses of Alleghany Funds' distributor and administrator:

ADMINISTRATOR                                         DISTRIBUTOR
Alleghany Investment Services, Inc.                   PFPC Distributors, Inc.
171 North Clark Street, 12MD                          3200 Horizon Drive
Chicago, IL 60601-3294                                King of Prussia, PA 19406

     During the fiscal year ended October 31, 2000, the Company paid Alleghany Investment Services, Inc. $2.76 million for providing administrative services to the Company, of which $2.18 million was paid to PFPC, Inc., as sub-administrator.

April 18, 2001

                                   EXHIBIT A

                   FORM OF NEW INVESTMENT ADVISORY AGREEMENT

                 Alleghany/Chicago Trust Small Cap Value Fund

     AGREEMENT made this _____day of _________ 2001 by and between Alleghany Funds, a Delaware business trust (the "Trust"), on behalf of Alleghany/Chicago Trust Small Cap Value Fund (the "Fund") and TAMRO Capital Partners LLC (the "Adviser").

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

     WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Trust and the Adviser as follows:

1.   Appointment.  The Trust hereby appoints the Adviser to act as investment
     -----------
     adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.   Duties of Adviser.  As investment adviser, the Adviser shall: (1) manage
     -----------------
     the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested,
     (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

3.   Portfolio Transactions.  The Adviser shall select and monitor the selection
     ----------------------
     of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The

     Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

4.   Compensation of the Adviser.  For the services to be rendered by the
     ---------------------------
     Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth of 0.90% of the Fund's average daily net assets for that month.

     In the event of termination of this Agreement, the fee provided in this
     Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

5.   Reports.  The Fund and the Adviser agree to furnish to each other such
     -------
     information regarding their operations with regard to their affairs as each may reasonably request.

6.   Status of Adviser.  The services of the Adviser to the Fund are not to be
     -----------------
     deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

7.   Liability of Adviser.  In the absence of willful misfeasance, bad faith,
     --------------------
     gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

8.   Duration and Termination.  The term of this Agreement shall commence on the
     ------------------------
     date that it is executed (the "Effective Date"), provided that first it is approved by the Board of Trustees of the Trust, including a majority of those Trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in Section 15(c) of the 1940 Act, and by the holders of a majority of the outstanding voting securities of the Fund, and shall continue in effect until December 31, 2001. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by (i) the Trust's Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

     As used in this Section 8, the terms "assignment", "interested person" and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and
     Section 2(a)(42) of the 1940 Act and Rule l8f-2 thereunder.

9.   Severability.  If any provisions of this Agreement shall be held or made
     ------------
     invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10.  Amendments.  No provision of this Agreement may be changed, waived,
     ----------
     discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund and (ii) a majority of the Trustees, including a majority of the Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


ATTEST                                       ALLEGHANY FUNDS for ALLEGHANY/
                                             CHICAGO TRUST SMALL CAP VALUE FUND

                                             By:______________________________
_____________________________________
                                             Title:___________________________

                                             _________________________________

ATTEST                                       TAMRO CAPITAL PARTNERS LLC

                                             By:______________________________

_____________________________________        Title:___________________________

                                   EXHIBIT B


                 DIRECTORS AND OFFICERS ASSOCIATED WITH TAMRO


TAMRO
-----
Name                  Title/Position           Other Business
----                  --------------           --------------
Ronald A. Marsilia    Director, Chief
                      Executive Officer
Philip D. Tasho       Director
Stuart D. Bilton      Director                 President and Director, Alleghany
                                               Asset Management, Inc.; Chairman,
                                               Chicago Capital Management, Inc.;
                                               Director of each of the following
                                               entities: Montag & Caldwell,
                                               Inc., The Chicago Trust Company
                                               of California, Veredus Asset
                                               Management LLC, Chicago Deferred
                                               Exchange Corporation, Chicago
                                               Deferred Exchange Corporation of
                                               California, Alleghany Investment
                                               Services, Inc.; President and
                                               Chief Executive Officer,
                                               Blairlogie International LLC;
                                               Trustee, Alleghany Asset
                                               Management Foundation
Seymour A. Newman     Director, Treasurer      Vice President and Treasurer,
                                               Alleghany Asset Management, Inc.;
                                               Senior Vice President and
                                               Treasurer, The Chicago Trust
                                               Company; Director, Chief
                                               Financial Officer and Treasurer,
                                               Chicago Deferred Exchange
                                               Corporation; Director, Vice
                                               President, Chief Financial
                                               Officer, Secretary and Treasurer,
                                               The Chicago Trust Company of
                                               California; Director, Vice
                                               President, Chief Financial
                                               Officer, Secretary and Treasurer,
                                               Chicago Deferred Exchange
                                               Corporation of California;
                                               Treasurer and Secretary,
                                               Alleghany Investment Services
                                               Inc.; Assistant Treasurer, Montag
                                               & Caldwell, Inc.; Senior Vice
                                               President, Chief Financial
                                               Officer and Treasurer, Blairlogie
                                               International LLC
Kenneth C. Anderson   Director                 Vice President, The Chicago Trust
                                               Company; Vice President,
                                               Secretary and Treasurer,
                                               Alleghany Funds
Danna M. Rocque       Chief Operating
                      Officer

                                   EXHIBIT C


               COMPARABLE INVESTMENT COMPANIES ADVISED BY TAMRO

     The following are investment companies with investment objectives similar to the Fund, for whom TAMRO provides advisory services:

                                                                    Advisory Compensation
                                     Total Net Assets as of          on an Annual Basis
                                        April 3, 2001              on the Value of Average
   Name of Investment Company           (in Thousands)                Daily Net Assets
   --------------------------           --------------                 ----------------
Alleghany/TAMRO Small Cap Fund              1,365                           0.90%

                                  APPENDIX 1

                BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES

                          (As of the March 30, 2001)


Alleghany/Chicago Trust Small Cap Value Fund
--------------------------------------------

Shareholders                          Shares Owned         Percentage Owned
------------                         --------------        ----------------

Miter & Co.                          1,829,728.457             49.894%
M&I Trust Co/Outsourcing
c/o Marshall & Ilsley Trust Co.
P.O. Box 2977
Milwaukee, WI  53202-2977

Stetson & Co.                          677,762.709             18.482%
c/o MI Trust Co.
P.O. Box 2977
Milwaukee, WI 53201

Charles Schwab & Co., Inc.             442,417.146             12.064%
Special Custody Account
For Exclusive Benefit of
Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

Davis & Company                        361,289.861              9.579%
c/o Marshall & Ilsley Trust Co.
c/o M&I Trust Co/Outsourcing
P.O. Box 2977
Milwaukee, WI 53202-2977

                                     PROXY

                 ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND
                          A Series of Alleghany Funds

                        Special Meeting of Shareholders

                                 May 11, 2001

The undersigned hereby appoints Michael A. Cozzi and Gail A. Hanson, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of Alleghany/Chicago Trust Small Cap Value Fund of Alleghany Funds held of record by the undersigned on April 3, 2001, at the special meeting of shareholders to be held on May 11, 2001 and any adjournment thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote each proposal as marked, or if not marked to vote "for" each proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

      Please vote by filing in the box(es) below

      To approve or disapprove a new investment advisory agreement for the Fund with TAMRO Capital Partners LLC.


          [_] APPROVE             [_] DISAPPROVE          [_] ABSTAIN


      Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

      For Account Below:                Dated __________________, 2001



                                        ________________________________________
                                        Signature(s) of Shareholder(s)

                                        ________________________________________
                                        Signature(s) of Shareholder(s), if any


This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.